SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               July 15, 1999
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                              THE FINOVA GROUP INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-11011                  86-0695381
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)



1850 NORTH CENTRAL AVENUE, P. O. BOX 2209, PHOENIX, ARIZONA       85002-2209
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       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:               602/207-6900
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The FINOVA Group Inc. ("FINOVA") and FINOVA Capital Corporation ("FINOVA Capital") have dismissed their independent auditors, Deloitte & Touche LLP, effective July 15, 1999. On that date they appointed Ernst & Young LLP as independent auditors. These actions were approved by FINOVA's Board of Directors upon recommendation of its Audit Committee. The change was also approved by the Board of Directors of FINOVA Capital.

         The selection of Ernst & Young was approved by FINOVA and FINOVA Capital after an extended evaluation process initiated by FINOVA's Audit Committee. Neither company sought the advice of Ernst & Young on specific audit issues relating to their financial statements prior to engagement of that firm.

         The change in independent auditors did not occur due to any existing or previous accounting disagreements with Deloitte & Touche, and Deloitte & Touche has expressed no disclaimer of opinion, adverse opinion, qualification or limitation regarding the financial statements of FINOVA or FINOVA Capital or the audit process, for the years ended December 31, 1998 or 1997, or the interim periods ended March 31, 1999 or June 30, 1999. Neither have there been any accounting disagreements or reportable events within the meaning of Item 304 of SEC Regulation S-K for those periods. Deloitte & Touche has stated in its attached letter addressed to the SEC its concurrence with the foregoing statements in this paragraph.

ITEM 5. OTHER EVENTS.

         On July 15, 1999, The FINOVA Group Inc. announced revenues, net income and selected financial data and ratios for the second quarter and first six months ended June 30, 1999 (unaudited).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits:


               Exhibits                     Title
               --------                     -----

                 16            Letter re Change in Certifying Accountant

                 99            Press Release, issued by The FINOVA Group Inc.
                               dated July 15, 1999

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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  THE FINOVA GROUP INC.
                                     (Registrant)



Dated: July 21, 1999              By /s/ Jill C. Richling
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                                    Jill C. Richling
                                    Vice President -- Controller


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